Exhibit 10.1

AMENDMENT NO. 1 TO

PIPE AGREEMENT

This AMENDMENT NO. 1 TO PIPE AGREEMENT (this “Amendment”) is entered into on October 2, 2023, by and among the subscribers set forth on the signature pages hereto (individually, a “Subscriber” and collectively, the “Subscribers”), Bitcoin Depot Inc., a Delaware corporation (the “Issuer”) and Bitcoin Depot Operating LLC, a Delaware limited liability company (“OpCo”).

WHEREAS, in connection with the consummation of the business combination pursuant to that certain Transaction Agreement, dated as of August 24, 2022 by and among GSR II Meteora Acquisition Corp. (“GSRM”), GSR II Meteora Sponsor LLC, Lux Vending, LLC (dba Bitcoin Depot) (“Legacy Bitcoin Depot”) and BT Assets, Inc., GSRM changed its name to Bitcoin Depot Inc. and Legacy Bitcoin Depot merged with and into OpCo, with OpCo surviving;

WHEREAS, Legacy Bitcoin Depot, GSRM, and the Subscribers previously entered into that certain PIPE Agreement on June 23, 2023 (the “PIPE Agreement”), pursuant to which the Subscribers agreed to purchase, substantially concurrently with the Transaction Closing, PIPE Shares and Preferred Shares in a private placement, as otherwise provided for in, and subject to, the PIPE Agreement;

WHEREAS, the Subscribers propose to sell 3,475,000 shares of Series A Convertible Preferred Stock to certain third parties in a series of private sales exempt from the registration provisions of the Securities Act, which sales are to be effected on or prior to October 11, 2023 (each, a “Private Sale” and collectively the “Private Sales”);

WHEREAS, the first Reference Period has elapsed and been deemed an Included Reference Period, and therefore there remain five Reference Periods;

WHEREAS, the parties have set forth on Schedule A hereto all remaining amounts that would be due and payable under Section 13 of the PIPE Agreement, assuming full effect to the amendments contemplated by Section 2 of this Amendment, which amounts would be due on the final Reference Period Settlement Date (collectively, the “Issuer Payments”);

WHEREAS, pursuant to Section 17(i) of the PIPE Agreement, the PIPE Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8) except by an instrument in writing, signed by each of the parties; and

WHEREAS, in connection with the foregoing, the Issuer and the Subscribers desire to amend the PIPE Agreement as of the date hereof and on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Subscribers, the Issuer and OpCo acknowledges and agrees as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the PIPE Agreement.

2. Full Private Sale-Related Amendments. Subject to, and concurrently with, the consummation, sale and settlement of all, but not less than all, 3,475,000 shares of Series A Convertible Preferred Stock pursuant to the Private Sales:

(a) Reference Period Dates. The definitions of “Second Reference Period”, “Third Reference Period”, “Fourth Reference Period”, “Fifth Reference Period” and “Sixth Reference Period” shall each be deleted and replaced with the below:

shall mean the one (1) VWAP Trading Day beginning and ending on Wednesday October 11, 2023, provided that, if Wednesday October 11, 2023 is not a VWAP Trading Day, then the next succeeding VWAP Trading Day.

(b) Settlement Price. The definition of “Settlement Price” shall be deleted in its entirety and replaced with the below text:

“Settlement Price” means (A) with respect to the First Reference Period and subject to Section 7(e) and Section 13(c), the greater of (i) arithmetic averages of each Daily VWAP for each VWAP Trading Day in such Reference Period (which average, for the avoidance of doubt, for example, shall be calculated on the basis of ten discrete Daily VWAPs for a Reference Period which contains ten Trading Days), rounded to the nearest one-hundredth of a cent, as determined by the Calculation Agent, and (ii) the Qualifying Private Bid Price (if any) and (B) with respect to the Second, Third, Fourth, Fifth and Sixth Reference Periods, the Net Purchase Price. Notwithstanding anything to the contrary herein, in the event of a Delisting or Insolvency Filing, the Settlement Price shall immediately be deemed to be USD 0 (the “Delisted/Insolvent Price”) for the applicable Reference Period and all succeeding Reference Periods (if any), and the start (if a Reference Period has not yet started) of each Reference Period and the end of each Reference Period shall be deemed to be altered to the date of such Delisting or Insolvency Filing. The parties agree and acknowledge that the provisions of immediately preceding sentence are explicitly subject to Section 18.

(c) Net Purchase Price. A new definition shall be added to Section 16 between the definitions of “Nasdaq” and “Qualifying Private Bid Price” which shall read:

“Net Purchase Price” means the actual net proceeds received by Subscriber pursuant to a Private Sale minus any pro-rata legal costs not otherwise reimbursed by the Issuer, divided by the number of Preferred Shares actually sold by the Subscriber.

(d) Private Sales. A new definition shall be added to Section 16 between the definitions of “Net Purchase Price” and “Qualifying Private Bid Price” which shall read:

“Private Sale” means the sale by the Subscribers of shares of Series A Convertible Preferred Stock to certain third parties in a series of private sales exempt from the registration provisions of the Securities Act.

3. Partial Private Sale-Related Amendments. Subject to, and concurrently with, the consummation, sale and settlement of some, but not all, 3,475,000 shares of Series A Convertible Preferred Stock pursuant to the Private Sales:

(a) Reference Period Dates. The definition of “Sixth Reference Period” shall be deleted and replaced with the below:

“Sixth Reference Period” shall mean the one (1) VWAP Trading Day beginning and ending on Wednesday October 11, 2023, provided that, if Wednesday October 11, 2023 is not a VWAP Trading Day, then the next succeeding VWAP Trading Day.

(b) Number of Shares. The Number of Shares for the Sixth Reference Period is the number of shares of Preferred Shares that have been actually sold and settled by October 11, 2023 pursuant to the Private Sales (the “Settled Private Sales”). The Number of Shares for the remaining Reference Periods shall be adjusted up or down, pro-rata for each remaining Reference Period and appropriately rounded into integers, by the amount by which the number of Preferred Shares sold in the Settled Private Sales is below or above, respectively, 833,334.

(c) Settlement Price. The definition of “Settlement Price” shall be deleted in its entirety and replaced with the below text:

“Settlement Price” means (A) with respect to the First Reference Period, the Second Reference Period, the Third Reference Period, the Fourth Reference Period and the Fifth Reference Period and subject to Section 7(e) and Section 13(c), the greater of (i) arithmetic averages of each Daily VWAP for each VWAP Trading Day in such Reference Period (which average, for the avoidance of doubt, for example, shall be calculated on the basis of ten discrete Daily VWAPs for a Reference Period which contains ten Trading Days), rounded to the nearest one-hundredth of a cent, as determined by the Calculation Agent, and (ii) the Qualifying Private Bid Price (if any) and (B) with respect to the Sixth Reference Period, the Net Purchase Price. Notwithstanding anything to the contrary herein, in the event of a Delisting or Insolvency Filing, the Settlement Price shall immediately be deemed to be USD 0 (the “Delisted/Insolvent Price”) for the applicable Reference Period and all succeeding Reference Periods (if any), and the start (if a Reference Period has not yet started) of each Reference Period and the end of each Reference Period shall be deemed to be altered to the date of such Delisting or Insolvency Filing. The parties agree and acknowledge that the provisions of immediately preceding sentence are explicitly subject to Section 18.

(d) Net Purchase Price. A new definition shall be added to Section 16 between the definitions of “Nasdaq” and “Qualifying Private Bid Price” which shall read:

“Net Purchase Price” means the actual net proceeds received by Subscriber pursuant to a Private Sale minus any pro-rata legal costs not otherwise reimbursed by the Issuer, divided by the number of Preferred Shares actually sold by the Subscriber.

(e) Private Sales. A new definition shall be added to Section 16 between the definitions of “Net Purchase Price” and “Qualifying Private Bid Price” which shall read:

“Private Sale” means the sale by the Subscribers of shares of Series A Convertible Preferred Stock to certain third parties in a series of private sales exempt from the registration provisions of the Securities Act.

4. Subscribers Covenant. The first sentence of Section 10 shall be amended to insert the phrase “ until October 11, 2025” immediately following “after the date hereof”.

5. MNPI Cleansing. Section 11 shall be deleted in its entirety and replaced with the below text:

MNPI Cleansing. Issuer covenants and agrees not to provide any material non-public information to any of the Subscribers, other than (i) information related to negotiations of this PIPE Agreement and (ii) the information described in Section 1(c) and Section 1(d) unless the Chief Compliance Officer of the investment manager and/or advisor of such Subscriber first consents to the disclosure in writing and agrees to restrict trading of such Subscriber until cleansed. Issuer covenants and agrees that it will use commercially reasonable efforts to promptly (and, in the event the disclosure has first been consented to in writing pursuant to the preceding sentence, no later than the date agreed to in such consent) file or furnish on Form 8-K or widely disseminate a press release disclosing in full any material nonpublic information that has been disclosed to such Subscriber (including, in particular, the information described in Section 1(c)).

6. Partial Cancellation of the Amendment. For the avoidance of doubt, (a) Sections 2 and 3 of this Amendment will each be canceled if none of the Private Sales pursuant to the 3,475,000 shares of Series A Convertible Preferred Stock are consummated and settled by 10:00 a.m. Eastern Time, October 11, 2023, (b) Section 2 of this Amendment will be canceled if the Private Sales are consummated and settled by 10:00 a.m. Eastern Time, October 11, 2023, for some, but not all, 3,475,000 shares of Series A Convertible Preferred Stock, and (c) Section 3 of this Amendment will be canceled if the Private Sales are consummated and settled by 10:00 a.m. Eastern Time, October 11, 2023, with respect to all, but not less than all, 3,475,000 shares of Series A Convertible Preferred Stock. For the avoidance of doubt, Sections 4, 5, 6, 7 and 8 of this Amendment will survive and remain in force in all circumstances.

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7. Representations and Agreements. Each of the parties represents and warrants that this Amendment has been duly authorized, executed and delivered by such party and is enforceable against such party in accordance with its terms, except as may be limited or otherwise affected by (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (2) principles of equity, whether considered at law or equity.

8. Miscellaneous.

(a) Continued Effect. The PIPE Agreement is amended only as expressly provided in this Amendment and shall otherwise remain in full force and effect. From and after the execution of this Amendment by the parties hereto, any reference to the PIPE Agreement in the PIPE Agreement or in any other agreements, documents, or instruments executed or delivered pursuant to, or in connection with, the PIPE Agreement, shall be deemed a reference to the PIPE Agreement as amended hereby.

(b) Counterparts. This instrument may be executed in any number of counterparts, each of which, when delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(c) Expenses. The Issuer shall reimburse each Subscriber for all of such Subscriber’s reasonable and documented legal expenses (including the reasonable and documented fees and expenses of such Subscriber’s external legal counsel not to exceed $25,000) incurred in connection with this Amendment.

(d) Form 8-K. The Issuer will use commercially reasonable efforts to promptly furnish or file a Current Report on Form 8-K disclosing the entrance into this Amendment as required by the Exchange Act and applicable SEC rules and regulations.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each Subscriber has executed or caused this Amendment to be executed by its duly authorized representative as of the date first written above.

Name of Subscriber: Shaolin Capital Partners Master Fund Ltd	State/Country of Formation or Domicile: Cayman Islands

By: Shaolin Capital Management LLC, its Investment Manager

By:	/s/ Anthony Giraulo
Name:	Anthony Giraulo
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to PIPE Agreement]

IN WITNESS WHEREOF, each Subscriber has executed or caused this Amendment to be executed by its duly authorized representative as of the date first written above.

Name of Subscriber: MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC	State/Country of Formation or Domicile: Cayman Islands

By: Shaolin Capital Management LLC, its Advisor

By:	/s/ Anthony Giraulo
Name:	Anthony Giraulo
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to PIPE Agreement]

IN WITNESS WHEREOF, each Subscriber has executed or caused this Amendment to be executed by its duly authorized representative as of the date first written above.

Name of Subscriber: DS Liquid DIV RVA SCM LLC	State/Country of Formation or Domicile: Delaware, USA

By: Shaolin Capital Management LLC, its Investment Manager

By:	/s/ Anthony Giraulo
Name:	Anthony Giraulo
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to PIPE Agreement]

IN WITNESS WHEREOF, each Subscriber has executed or caused this Amendment to be executed by its duly authorized representative as of the date first written above.

Name of Subscriber: Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC	State/Country of Formation or Domicile: Delaware, USA

By: Shaolin Capital Management LLC, its Advisor

By:	/s/ Anthony Giraulo
Name:	Anthony Giraulo
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to PIPE Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

Bitcoin Depot Inc.

By:	/s/ Brandon Mintz
Name:	Brandon Mintz
Title:	Chief Executive Officer

Bitcoin Depot Operating LLC

By:	/s/ Brandon Mintz
Name:	Brandon Mintz
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to PIPE Agreement]

SCHEDULE A

Subscriber	Released Amount Section 13(a)(i)(E)			Deficiency Amount Section 13(a)(i)(I)
Shaolin Capital Partners Master Fund Ltd	$	[***	]	$0.00
MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC	$	[***	]	$0.00
DS Liquid DIV RVA SCM LLC	$	[***	]	$0.00
Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC	$	[***	]	$0.00
Total		$28,449.35		$0.00

[Schedule A to Amendment No. 1 to PIPE Agreement]